UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2025

ALPINE INCOME PROPERTY TRUST, INC.

(Exact name of registrant as specified in charter)

Commission File Number: 001-39143

Maryland	84-2769895
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

369 N. New York Avenue, Suite 201

Winter Park, Florida 32789

(Address of principal executive offices, including zip code)

(407) 904-3324

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered

Common Stock, $0.01 par value per share	PINE	New York Stock Exchange

8.00% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	PINE-PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Second Amendment to Amended and Restated Agreement of Limited Partnership of Alpine Income Property OP, LP

In connection with the Offering (as defined below) by Alpine Income Property Trust, Inc. (the “Company”) of the Company’s 8.00% Series A Cumulative Redeemable Preferred Stock (the “Series A Preferred Stock”), the Amended and Restated Agreement of Limited Partnership of Alpine Income Property OP, LP (the “Operating Partnership”) was amended (the “Amendment”) to provide for the issuance of up to an additional 1,458,334 of the Operating Partnership’s 8.00% Series A Cumulative Redeemable Preferred Units (liquidation preference $25.00 per unit) (the “Series A Preferred Units”). Following the entry into the Amendment, the Operating Partnership is authorized to issue an aggregate of 3,758,334 Series A Preferred Units. The Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. The Company intends to contribute the net proceeds from the sale of the Series A Preferred Stock in the Offering to the Operating Partnership in exchange for the same number of Series A Preferred Units. The Series A Preferred Units have economic terms that mirror the terms of the Series A Preferred Stock. The issuance of the Series A Preferred Units is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Partial Management Fee Waiver

Pursuant to the terms of the management agreement among the Company, the Operating Partnership and Alpine Income Property Manager, LLC (the “Manager”), dated November 26, 2019 and amended on July 18, 2024 (the “Management Agreement”), the Manager manages, operates, and administers the Company’s day-to-day operations, business and affairs, subject to the direction and supervision of the Company’s board of directors (the “Board”) and in accordance with the investment guidelines approved and monitored by the Board. The Company pays the Manager a base management fee (the “Base Management Fee”) equal to 1.50% per annum (0.375% per fiscal quarter) of the Company’s “total equity” (as defined in the Management Agreement), calculated and payable in cash, quarterly in arrears.

In connection with the Offering, on December 5, 2025, the Manager executed a waiver (the “Waiver Letter”), which provides that, the Manager will waive a portion of the Base Management Fee attributable to the inclusion of the net cash proceeds from the issuance of Series A Preferred Stock sold in the Offering in Total Equity (the “Incremental Equity Base”), such that the Base Management Fee rate on the Incremental Equity Base will equal 0.75% per annum (0.1875% per fiscal quarter), instead of 1.50% per annum (0.375% per fiscal quarter) as provided in the Management Agreement.

A copy of the Waiver Letter is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 5, 2025, the Company filed Articles Supplementary (the “Additional Series A Articles Supplementary”) to the Company’s charter with the State Department of Assessments and Taxation of the State of Maryland (the “SDAT”), to classify and designate 1,458,334 shares of the Company’s authorized but unissued preferred stock, par value $0.01 per share, as additional shares of Series A Preferred Stock, with the powers, preferences and privileges as set forth in the Articles Supplementary filed as Exhibit 3.2 to the Company’s Registration Statement on Form 8-A, filed with the U.S. Securities and Exchange Commission on November 10, 2025 (the “November 2025 Series A Articles Supplementary”). The Additional Series A Articles Supplementary became effective upon filing on December 5, 2025, and upon such effectiveness, the Company was authorized to issue an aggregate of 3,758,334 shares of Series A Preferred Stock.

A copy of the Additional Series A Articles Supplementary is filed as Exhibit 3.1 to this Current Report on Form 8-K, and the information in the November 2025 Series A Articles Supplementary is incorporated into this Item 5.03 by reference. The foregoing description of the terms of the Additional Series A Articles Supplementary in this Item 5.03 is qualified in its entirety by reference to Exhibit 3.1 hereto and the November 2025 Series A Articles Supplementary.

Item 8.01	Other Events.

On December 5, 2025, the Company, the Operating Partnership and the Manager entered into separate equity distribution agreements (collectively, the “Preferred Equity Distribution Agreements”) with each of Raymond James & Associates, Inc., A.G.P./Alliance Global Partners, Robert W. Baird & Co. Incorporated, B. Riley Securities, Inc., Colliers Securities LLC, Jefferies LLC, JonesTrading Institutional Services LLC, Lucid Capital Markets, LLC, Stifel, Nicolaus & Company, Incorporated and Truist Securities, Inc. (each, a “sales agent” and, collectively, the “sales agents”), pursuant to which the Company may issue and sell from time to time (the “Offering”) shares of Series A Preferred Stock, having an aggregate gross sales price of up to $35,000,000 (the “Preferred Shares”).

Sales of the Preferred Shares, if any, may be made in transactions that are deemed to be “at the market” offerings, as defined in Rule 415 under the Securities Act,including, without limitation, sales made by means of ordinary brokers’ transactions on the New York Stock Exchange, to or through a market maker at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices based on prevailing market prices.

Each sales agent will receive from the Company a commission that will not exceed, but may be lower than, 2.0% of the gross sales price of all Preferred Shares sold through it as sales agent under the applicable Preferred Equity Distribution Agreement.

The Preferred Shares will be offered and sold pursuant to a prospectus supplement, dated December 5, 2025, and a base prospectus, dated September 29, 2023, relating to the Company’s shelf registration statement on Form S-3 (File No. 333-274724). This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of Preferred Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The foregoing description in this Item 8.01 is qualified in its entirety by reference to the full text of the Preferred Equity Distribution Agreements, the form of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 8.01 by reference. In connection with the registration of the Preferred Shares under the Securities Act, the legal opinion of Venable LLP relating to the legality of the issuance and sale of the Preferred Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
1.1	Form of Preferred Equity Distribution Agreement.
3.1	Articles Supplementary, classifying and designating 1,458,334 additional shares of Series A Preferred Stock.
5.1	Opinion of Venable LLP.
10.1	Second Amendment to Amended and Restated Agreement of Limited Partnership of Alpine Income Property OP, LP, dated as of December 5, 2025.
10.2	Waiver Letter, dated as of December 5, 2025.
23.1	Consent of Venable LLP (included in Exhibit 5.1 and incorporated herein by reference).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPINE INCOME PROPERTY TRUST, INC.

By:	/s/ Philip R. Mays
	Name:	Philip R. Mays
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

Date: December 5, 2025

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